# Comerica Incorporated

## Investor Presentation

May/June 2018

Comerica Bank

## Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative ("GEAR Up"), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

## Comerica: Key Strengths

| | |
|---|---|
| LONG HISTORY | Founded 169 years ago |
| NIMBLE SIZE $72B IN ASSETS | Products & services of a large bank with the culture of a community bank |
| ATTRACTIVE FOOTPRINT | Strong presence in Texas, California, & Michigan |
| PRIMARILY A BUSINESS BANK | Complemented by Retail Bank & Wealth Management |
| RELATIONSHIP BANKING STRATEGY | Trusted Advisor approach |
| CONSERVATIVE | Strong capital position, Prudent credit underwriting |

### Diverse Geography

*($ in billions; 1Q18 average)*



California $18.3 38%
Texas $9.8 20%
Loans $48.4
Michigan $12.6 26%
Other Markets $7.6 16%
California $17.1 31%
Texas $9.2 16%
Deposits $56.1
Other[1] $8.6 15%
Michigan $21.2 38%

3/31/18 • [1]Consists of Other Markets ($7.7B) & Finance/ Other ($0.9B) • Totals shown above may not foot due to rounding

## Comerica: Well Positioned for the Future

Focused on enhancing shareholder value

### Driving Internal Factors

| | |
|---|---|
| GROWING REVENUE | Positioned in faster growing markets & industries |
| INCREASING EFFICIENCY | Executing GEAR Up initiative, including technology investments, to increase capacity & productivity |
| MANAGING RISK | Strong, conservative credit culture |
| CAPITAL MANAGEMENT | Increased share buyback by 75% & dividend 30% in FY17[1] |

### Encouraged by External Factors

| | |
|---|---|
| TAX REFORM | Benefits Comerica & our customers |
| ECONOMIC GROWTH | U.S. economy remains solid in early 2018 |
| RISING RATES | Balance sheet well positioned for rising rates |
| REGULATORY RELIEF | Positive developments on legislative & supervisory fronts |

[1]4Q17 dividend of $0.30 compared to 4Q16 dividend of $0.23

## 1Q18 Financial Accomplishments

39% increase in net income & ROE increased to 14%

**GROWING REVENUE**
- Prudent management of loan & deposit pricing drove 17% increase in net interest income
- Execution of GEAR Up continued to drive growth in Card Fees[1], Fiduciary & Brokerage

**MANAGING RISK**
- Maintained strong credit metrics
- Net charge-offs remain low at 23 bps

**INCREASING EFFICIENCY**
- Efficiency ratio improves to 56%, from 62%

**CAPITAL MANAGEMENT**
- $201MM returned to shareholders, a 37% increase
- Average diluted shares declined 5MM

3/31/18; 1Q18 compared to 1Q17 • [1]Growth in Card Fees excludes accounting change

Comerica Bank

## Financial Summary

| | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| **Earnings per share[1]** | $1.59 | $0.63 | $1.11 |
| *Adjusted earnings per share[1,2]* | *1.54* | *1.28* | *1.02* |
| **Net interest income** | $549 | $545 | $470 |
| *Net interest margin* | *3.41%* | *3.27%* | *2.85%* |
| **Provision for credit losses** | $12 | $17 | $16 |
| **Noninterest income** | $244 | $285 | $271 |
| *Adjusted noninterest income[2]* | *244* | *251* | *245* |
| **Noninterest expenses** | 446 | 483 | 457 |
| *Adjusted noninterest expenses[2]* | *430* | *431* | *420* |
| **Net income** | 281 | 112 | 202 |
| *Adjusted net income[2]* | *271* | *226* | *185* |
| **Efficiency ratio[3]** | 56.33% | 58.14% | 61.71% |
| **Return on average common shareholders' equity** | 14.37 | 5.58 | 10.42 |
| **Return on average assets** | 1.62 | 0.62 | 1.14 |
| **Common equity Tier 1 capital ratio** | 11.98% | 11.68% | 11.55% |
| *Average diluted shares (millions)* | *175* | *176* | *180* |

$ in millions, except per share data • [1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [3]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

## Reconciliation of Adjusted Net Income

| ($ in millions, except per share data) | 1Q18 $ | 1Q18 Per Share[1] | 4Q17 $ | 4Q17 Per Share[1] | 1Q17 $ | 1Q17 Per Share[1] |
|---|---|---|---|---|---|---|
| Net income | $281 | *$1.59* | $112 | *$0.63* | $202 | *$1.11* |
| Restructuring charges[2] | 12 | *0.07* | 8 | *0.04* | 7 | *0.04* |
| Deferred tax adjustment | (3) | *(0.01)* | 107 | *0.61* | — | — |
| One-time employee bonus[2] | — | — | 3 | *0.02* | — | — |
| Tax benefits from employee stock transactions | (19) | *(0.11)* | (4) | *(0.02)* | (24) | *(0.13)* |
| **Adjusted net income** | **$271** | ***$1.54*** | **$226** | ***$1.28*** | **$185** | ***$1.02*** |
| ROA | 1.62% | | 0.62% | | 1.14% | |
| *Adjusted ROA[3]* | *1.56* | | *1.26* | | *1.05* | |
| ROE | 14.37 | | 5.58 | | 10.42 | |
| *Adjusted ROE[3]* | *13.85* | | *11.24* | | *9.56* | |
| Efficiency Ratio | 56.33 | | 58.14 | | 61.71 | |
| *Adjusted Efficiency[3]* | *54.32* | | *54.23* | | *58.79* | |

[1]Based on diluted average common shares • [2]Net of tax • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

## First Quarter 2018 Results

### Reflect continued drive for greater efficiency & higher returns

| | 1Q18 | Change From 4Q17 | Change From 1Q17 |
|---|---|---|---|
| **Average loans** | $48,421 | $(512) | $521 |
| **Average deposits** | 56,090 | (1,551) | (1,689) |
| **Net interest income** | $549 | $4 | $79 |
| **Provision for credit losses** | 12 | (5) | (4) |
| **Noninterest income** | 244 | (41) | (27) |
| *Adjusted noninterest income[1]* | *244* | *(7)* | *(1)* |
| **Noninterest expenses** | 446 | (37) | (11) |
| *Adjusted noninterest expenses[1]* | *430* | *(1)* | *10* |
| **Provision for income tax** | 54 | (164) | (12) |
| **Net income** | 281 | 169 | 79 |
| **Earnings per share[2]** | $1.59 | $0.96 | $0.48 |
| *Adjusted earnings per share[1,2]* | *1.54* | *0.26* | *0.52* |
| **Equity repurchases[3]** | $149 | $1 | $44 |

**See slide 32 for detail on adoption of revenue & pension accounting standards**

**Key QoQ Performance Drivers**

- Loans reflect seasonality in Mortgage Banker & decline in Corporate Banking
- Deposits show typical 1Q decline
- Net interest income benefitted from rate increase partly offset by 2 fewer days
- Credit metrics remain strong
- Noninterest income decreased with lower syndication fees & BOLI
- Noninterest expenses declined with lower outside processing, advertising & business tax refund, partly offset by annual stock comp
- Lower tax due to lower tax rate, large 4Q17 adjustment to deferred taxes & benefits from employee stock transactions
- Active capital management continued

$ in millions, except per share data • 1Q18 compared to 4Q17 • [1]See Reconciliation of Non-GAAP Financial Measures located in Appendix • [2]Diluted earnings per common share • [3]1Q18 repurchases under the equity repurchase program

Comerica Bank

# 1Q18 Net Interest Income Benefits from Higher Rates

NIM increased 14 basis points



Net Interest Income
($ in millions)
NIM
470
500
546
545
549
2.85
3.03
3.28
3.27
3.41
1Q17
2Q17
3Q17
4Q17
1Q18

| $545MM | 4Q17 | 3.27% |
|---|---|---|
| + 11MM | Loan impacts:<br>+$32MM Higher rates (+20 bps)<br>- $10MM Two fewer days<br>- $ 5MM Lower average loans<br>- $ 4MM Other dynamics (-2 bps)<br>- $ 2MM Nonaccrual interest (-1 bp) | +0.17 |
| + 1MM | Balances at Fed:<br>+ Higher rates & lower balance | + 0.03 |
| - 3MM | Deposit costs:<br>- Higher rates & higher balance | - 0.03 |
| - 5MM | Wholesale funding:<br>- Higher rates & higher balance | - 0.03 |
| $549MM | 1Q18 | 3.41% |

**Net Impact due to rates: $27MM & 17 bps on the NIM**

1Q18 compared to 4Q17

Comerica Bank

# Benefit from Rise in Interest Rates

Drives significant revenue growth

## Est. Additional Net Interest Income[1]

| | FY18 vs. FY17 | 1Q18 vs. 4Q17 |
|---|---|---|
| FY17 rate increases | ~$125MM | $22MM |
| 1Q18 faster rise of LIBOR | ~$20MM | |
| Mar '18 rate increase | ~$60-70MM | $5MM |
| Total | ~$205-215MM | $27MM |

Outcomes may vary due to many variables, including balance sheet movements (loan & deposit levels), pace that LIBOR rises, deposit betas as well as incremental funding needs

## Cumulative Impact of Rate Increases[2]



0.25
1.55
3.17
4.26
Beta 84%
Beta 8%
0.14
0.25
3Q15
1Q18
3Q15
1Q18
3Q15
1Q18
Fed Funds
Loan Yields
Deposit Costs

## Loans Predominantly Floating Rate

($ in billions; 1Q18 Average)



Fixed Rate ~10%
Prime-Based ~15%
60-day+ LIBOR ~15%
Total $48.4
30-day LIBOR ~60%

## Deposits Primarily Noninterest-bearing

($ in billions; 1Q18 Average)



Retail Noninterest-bearing 7%
Retail Interest-bearing 29%
Total $56.1
Commercial Noninterest-bearing 46%
Commercial Interest-bearing 18%

3/31/18 • Outlook as of 5/23/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]Beta: change in loan yields or interest-bearing deposit costs expressed as a percentage of the increase in the federal funds rate

Comerica Bank

# Benefit from Rise in Interest Rates
## Greatest NIM expansion relative to peers

**Interest-bearing Deposit Cost[1]**
**1Q18**
*(In basis points)*



25 28 28 33 36 43 45 46 51 55 57 64
CMA CFR ZION RF MTB HBAN STI BBT KEY FITB BOKF FHN

- Relationship banking approach
- Prudent management of loan & deposit pricing
- Balance sheet well-positioned
  - 90% of loans are floating rate
  - 62% of interest-bearing deposits are retail

**Change in Loan Yields[2]**
**1Q18 vs. 1Q17**
*(In basis points)*



70 57 57 50 46 42 37 37 33 26 25 24
CMA BOKF FHN CFR MTB FITB RF ZION STI BBT HBAN KEY

**Change in Net Interest Margin[1]**
**1Q18 vs. 1Q17**
*(In basis points)*



56 51 37 21 18 18 16 15 2 - (2) (12)
CMA FHN MTB RF BOKF ZION FITB STI KEY HBAN BBT CFR

3/31/18 • [1]Source: S&P Global Market Intelligence • [2]Source: 1Q18 press releases or financial supplements; CFR data per S&P Global Market Intelligence

Comerica Bank

# Interest Rate Sensitivity: Standard Model
## Remain well positioned for rising rates

**Standard Model Assumptions**

| | |
|---|---|
| Interest Rates | 200 bps gradual, non-parallel rise |
| Loan Balances | Modest increase |
| Deposit Balances | Moderate decrease |
| Deposit Pricing (Beta) | Historical price movements with short-term rates |
| Securities Portfolio | Held flat with prepayment reinvestment |
| Loan Spreads | Held at current levels |
| MBS Prepayments | Third-party projections and historical experience |
| Hedging (Swaps) | No additions modeled |

**Estimated Net Interest Income: Annual (12 month) Sensitivities**
***Based on Various Assumptions***
Additional Scenarios are Relative to 1Q18 Standard Model
*($ in millions)*



~75
Up 100 bps
~125
Addl. $2B Deposit Decline
~165
Addl. 20% Increase in Beta
~185
Standard Model
~215
Addl. ~3% Loan Growth

3/31/18 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

## GEAR Up: Growth in Efficiency And Revenue

### Helping drive revenue growth & expense reductions

| | Year | Incremental | Total |
|---|---|---|---|
| Expense Benefits | 2016 | ~$ 25MM+ | ~$ 25MM+ |
| | 2017 | ~$125MM | ~$150MM |
| | 2018 | ~$ 50MM | ~$200MM |
| | 2019 | ~$ 15MM | ~$215MM |
| Revenue Benefits | 2017 | ~$ 30MM | ~$ 30MM |
| | 2018 | ~$ 40MM | ~$ 70MM |
| | 2019 | ~$ 20MM | ~$ 90MM |
| Restructuring Expenses | 2016 | $ 93MM | $ 93MM |
| | 2017 | $ 45MM | $138MM |
| | 2018 | ~$47-57MM | ~$185-195MM |



Noninterest Income
($ in millions)
1,051
5%
1,107
2016
2017
Noninterest Expenses
($ in millions)
Restructuring
1,930
93
4%
1,860
45
2016
2017



Greater Revenue Growth[1]
(FY 2017 vs. FY 2016)
11.24%
9.53%
CMA
Peer Average
Highly Productive
Efficiency Ratio[1]
(FY 2017)
58.57%
61.42%
CMA
Peer Average

Pre-tax $ • Estimates and outlook as of 5/23/18 • [1]Source for Peer Average: S&P Global Market Intelligence; for list of Peer Banks refer to charts in slide 11

Comerica Bank

## 1Q18 Noninterest Income Decreased Following Strong 4Q17

### Decreased $7MM, ex. accounting change



Noninterest Income
($ in millions)
Impact of accounting change[1]
271
26
245
276
28
248
275
30
245
285
34
251
244
1Q17
2Q17
3Q17
4Q17
1Q18

- $32MM Card (+$1MM ex. accounting change)
- $ 4MM Commercial lending (syndication)
- $ 3MM Bank-owned life insurance
- $ 2MM Customer Derivatives (other)
+ $ 2MM Fiduciary
+ $ 1MM Brokerage



GEAR Up Remained on Track YoY
($ in millions)
Card Fees +15%
Fiduciary +5%
Brokerage +27%
(ex. accounting change[1])
77
25
52
59
49
52
5
7
1Q17
1Q18
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products will be presented net of costs, effectively lowering both noninterest income and expense (see 10-Q). See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

## 1Q18 Noninterest Expense Control: Efficiency ratio 56%[1]

Declined $1MM, ex. accounting change, restructuring & one-time employee bonus

### Noninterest Expenses[3]

*($ in millions)*



Impact of accounting change²
Restructuring
One-time employee bonus
457
457
463
483
446
26
28
30
34
11
14
7
13
5
16
420
415
426
431
430
1Q17
2Q17
3Q17
4Q17
1Q18

- $38MM Outside processing fees (-$4MM ex. accounting change)
- $ 5MM Business tax refund (other)
- $ 3MM Advertising
- $ 2MM Occupancy
+ $ 7MM Salaries & benefits
  + Annual stock comp & higher payroll taxes
  - Two fewer days in 1Q18
  - 4Q17 one-time employee bonus
+ $ 3MM Restructuring

### GEAR Up Remained on Track YoY

*(In percentage points)*



Efficiency Ratio¹
Adj. Efficiency Ratio³
62
56
59
54
1Q17
1Q18
1Q17
1Q18

1Q18 compared to 4Q17 • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses) • [2]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products are presented net of costs, effectively lowering both noninterest income & expense (see 10-Q) • [3]See Reconciliation of Non-GAAP Financial Measures located in Appendix

Comerica Bank

## TechVision 2020

Preparing for a new age in banking

| | Increase Efficiency & Reduce Risk | Enhance Customer Experience |
|---|---|---|
| 2017 | New consumer loans & mortgages platform | TM Connect Mobile & Information Reporting |
| | Behavioral monitoring to reduce wire fraud | Customer Migration to Soft Tokens |
| | Integrated Cloud security & resiliency | Retail Mobile App with Integrated Alerts |
| | Dealer Floorplan Upgrade | Marketing Analytics Program |
| | New EMV-enabled Debit Cards | Comerica Central Upgrade |
| | New End User Colleague Technologies | Same Day ACH Debits |
| 2018 | Cloud Platform and Migrations | Treasury Management Connect Payments |
| | End-to-end Credit Platform | Zelle Real Time Payments |
| | Customer Relationship Platform | Contact Center Transformation |
| | Business Process and Robotics Platforms | Comerica Business Connect Portal Upgrade |
| | Wire Transfer System Upgrade | Digital Real Time Enrollments |
| | FX Sales System Upgrade | New Teller Platform Experience |
| | Data Lake Platform | Frictionless Security Capabilities |
| | Fraud Prevention Platform | Upgrade Business Deposit Capture |
| | Data Loss Prevention | |
| | Wholesale Lockbox Upgrade | |

TechVision 2020 Technology Transformation

Comerica Bank

# 1Q18 Seasonality Impacts Loans

## Loan yield increased 22 basis points



Total Loans
($ in billions)
Loan Yields
47.9
48.7
48.7
48.9
48.4
49.2
49.2
3.56
3.73
4.08
4.04
4.26
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

1Q18 compared to 4Q17

**Average loans**

- \- $427MM Mortgage Banker Finance
- \- $413MM Corporate Banking
- \- $127MM Energy
- \+ $197MM National Dealer Services
- \+ $ 86MM General Middle Market

**Period-end loans stable**

**Loan yield +22 bps**

- \+ 27 bps due to increase in rates
- \- 3 bps other dynamics
- \- 2 bps nonaccrual interest

**Loans increased $521MM 1Q18 v. 1Q17**



($ in billions; Average)
National Dealer Services
561
Technology & Life Sciences
361
US Banking
115
International
(197)
Energy
(272)

Comerica Bank

# Average Loans by Business and Market

| By Line of Business | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $11.8 | $11.7 | $11.9 |
| *Energy* | 1.9 | 2.0 | 2.1 |
| *National Dealer Services* | 7.3 | 7.1 | 6.8 |
| *Entertainment* | 0.7 | 0.7 | 0.7 |
| *Tech. & Life Sciences* | 3.5 | 3.5 | 3.2 |
| *Environmental Services* | 1.0 | 1.0 | 0.9 |
| Total Middle Market | $26.2 | $26.0 | $25.4 |
| Corporate Banking | | | |
| *US Banking* | 3.2 | 3.4 | 3.0 |
| *International* | 1.3 | 1.4 | 1.5 |
| Mortgage Banker Finance | 1.4 | 1.9 | 1.5 |
| Commercial Real Estate | 5.3 | 5.2 | 5.3 |
| **BUSINESS BANK** | **$37.4** | **$37.9** | **$36.8** |
| Small Business | 3.7 | 3.8 | 3.8 |
| Retail Banking | 2.1 | 2.1 | 2.1 |
| **RETAIL BANK** | **$5.8** | **$5.8** | **$5.9** |
| Private Banking | 5.2 | 5.2 | 5.2 |
| **WEALTH MANAGEMENT** | **$5.2** | **$5.2** | **$5.3** |
| **TOTAL** | **$48.4** | **$48.9** | **$47.9** |

| By Market | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| Michigan | $12.6 | $12.8 | $12.6 |
| California | 18.3 | 18.2 | 17.7 |
| Texas | 9.8 | 9.8 | 10.1 |
| Other Markets[1] | 7.6 | 8.1 | 7.5 |
| **TOTAL** | **$48.4** | **$48.9** | **$47.9** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

# 1Q18 Deposits Decline with Seasonality

## Deposits rates remain low



Total Deposits
($ in billions; Average)
Deposit Rates¹
57.8
57.1
56.5
57.6
56.1
57.9
57.6
0.14
0.15
0.16
0.19
0.25
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

1Q18 compared to 4Q17 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/18

**Average deposits**

- Noninterest-bearing declined $1.9B
- Interest-bearing increased $360MM
- March deposits grew $745MM over February

**Loan to deposit ratio[2] of 85%**

**Continued prudent management of rates**



Deposit Seasonality
(Average)
1Q18 / 4Q17
-2.7%
1Q17 / 4Q16
-3.1%
1Q16 / 4Q15
-5.1%

Comerica Bank

# Average Deposits by Business and Market

| By Line of Business | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| Middle Market | | | |
| *General* | $14.0 | $14.6 | $15.0 |
| *Energy* | 0.6 | 0.6 | 1.0 |
| *National Dealer Services* | 0.3 | 0.3 | 0.3 |
| *Entertainment* | 0.1 | 0.1 | 0.1 |
| *Tech. & Life Sciences* | 5.9 | 5.7 | 5.7 |
| *Environmental Services* | 0.2 | 0.2 | 0.1 |
| Total Middle Market | $21.1 | $21.5 | $22.3 |
| Corporate Banking | | | |
| *US Banking* | 2.0 | 2.4 | $2.4 |
| *International* | 2.0 | 2.1 | 2.2 |
| Mortgage Banker Finance | 0.6 | 0.6 | 0.7 |
| Commercial Real Estate | 1.6 | 2.1 | 2.1 |
| **BUSINESS BANK** | **$27.3** | **$28.7** | **$29.6** |
| Small Business | 3.2 | 3.3 | 3.2 |
| Retail Banking | 20.9 | 20.9 | 20.6 |
| **RETAIL BANK** | **$24.1** | **$24.2** | **$23.8** |
| Private Banking | 3.6 | 4.0 | 3.7 |
| **WEALTH MANAGEMENT** | **$3.8** | **$4.2** | **$4.0** |
| Finance/ Other[2] | 0.9 | 0.5 | 0.4 |
| **TOTAL** | **$56.1** | **$57.6** | **$57.8** |

| By Market | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| Michigan | $21.2 | $21.8 | $22.1 |
| California | 17.1 | 18.2 | 17.2 |
| Texas | 9.2 | 9.4 | 10.1 |
| Other Markets[1] | 7.7 | 7.7 | 7.9 |
| Finance/ Other[2] | 0.9 | 0.5 | 0.4 |
| **TOTAL** | **$56.1** | **$57.6** | **$57.8** |

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

# Commercial Real Estate Line of Business

## Long history of working with well established, proven developers

### CRE by Property Type[1]

*($ in millions; Period-end)*



Office 8%
Single Family 7%
Multi use 4%
Commercial 11%
Land Carry 5%
Retail 11%
Total $4,665
Other 5%
Multifamily 49%

### CRE by Market[1]

*($ in millions; Period-end, based on location of property)*



Michigan 5%
Other 16%
California 44%
Total $4,665
Texas 35%

### Period-end Loans[2]

*($ in billions)*



5.3
5.2
5.2
5.1
5.3
1Q17
2Q17
3Q17
4Q17
1Q18

### Criticized Loans[3]

*($ in millions)*



% CRE Criticized
73
96
120
66
64
1.4%
1.9%
2.3%
1.3%
1.2%
1Q17
2Q17
3Q17
4Q17
1Q18

### Net Charge-offs (Recoveries)

*($ in millions)*



(2)
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

# Energy Line of Business

## Credit quality continues to improve; balances stable

### Energy Line of Business Loans

*($ in millions; Period-end)*



Midstream
Services
Exploration & Production
1,955
2,047
2,077
1,836
1,848
1,360
1,443
1,530
1,346
1,395
268
258
239
195
152
327
346
308
295
301
1Q17
2Q17
3Q17
4Q17
1Q18



Total Commitments
Utilization Rate
4,151
4,175
4,095
3,802
3,608
45%
47%
48%
47%
48%
1Q17
2Q17
3Q17
4Q17
1Q18

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Expect to maintain portfolio at ~4% of total loans
- Robust analysis of collateral (97% of loans have security at 12/31)

### Energy Line of Business Criticized Loans[1]

*($ in millions)*



NALs
871
769
627
508
468
266
225
167
108
102
1Q17
2Q17
3Q17
4Q17
1Q18

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

# Mortgage Banker Finance

## 50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with 100+ relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 1Q18:
  - Comerica: ~80% purchase
  - Industry: ~60% purchase[1]
- Strong credit quality
  - No charge-offs since 2010



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1,2]
2,094
1,815
1,605
1,109
886
1,319
1,595
1,397
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
900
800
700
600
500
400
300
200
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18



MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
346
444
450
370
355
1Q18
2Q18
3Q18
4Q18
1Q19

3/31/18 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/20/18; 1Q18 also estimated • [2]$ in billions

Comerica Bank

# National Dealer Services

## 65+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 14%
Ford 9%
GM 7%
Fiat/Chrysler 11%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 12%
Other[1] 11%
Toyota/Lexus 16%
Total $7.4B

**Geographic Dispersion**

| | | | |
|---|---|---|---|
| California | 61% | Texas | 8% |
| Michigan | 21% | Other | 10% |

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
4.6 4.9 5.1 4.9 5.3 5.3 5.7 5.5 5.7 5.9 6.0 6.0 6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3
2.5 2.8 3.1 2.9 3.2 3.2 3.5 3.2 3.4 3.5 3.6 3.5 3.7 3.8 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.2
4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18

3/31/18 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

## Technology and Life Sciences

### 20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~225 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 11 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile



Technology & Life Sciences Avg. Loans
($ in billions)
Equity Fund Services
3.2
3.2
3.3
3.5
3.5
1.6
1.7
1.9
2.0
2.1
1Q17
2Q17
3Q17
4Q17
1Q18



Customer Segment Overview
(based on period-end loans)
Growth 19%
Leveraged Finance 8%
Early Stage 8%
Late Stage 5%
Total $3.7B
Equity Fund Services 60%

3/31/18

Comerica Bank

## 1Q18 Securities Portfolio Stable

### Replaced prepays at slightly higher yield



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.2
12.2
12.2
12.2
12.0
12.2
12.0
9.3
9.3
9.4
9.3
9.2
9.4
9.3
2.01
2.05
2.05
2.07
2.09
1Q17
2Q17
3Q17
4Q17
1Q18
4Q17
1Q18
Average Balances
Period-end

**Duration of 3.3 years[1]**

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

**Net unrealized pre-tax loss of $270MM[2]**

**Net unamortized premium of $18MM[3]**

**GNMA ~61% of MBS portfolio**

3/31/18 • [1]Estimated as of 3/31/18 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

# 1Q18 Credit Quality Strong

## Positive credit migration continued with declines in criticized & nonaccrual loans

### Allowance for Credit Losses

*($ in millions)*



Allowance for Loan Losses as a % of Total Loans
754
753
753
754
738
1.47
1.43
1.45
1.45
1.42
1Q17
2Q17
3Q17
4Q17
1Q18

### Criticized Loans[1]

*($ in millions)*



NALs
Criticized as a % of Total Loans
2,636
2,492
2,434
2,231
2,120
5.5
5.0
5.0
4.5
4.3
521
493
444
402
326
1Q17
2Q17
3Q17
4Q17
1Q18

### Portfolio Credit Metrics

| *$ in millions* | Energy | Ex-Energy | Total |
|---|---|---|---|
| Total loans | $1,848 | $47,392 | $49,240 |
| *% of total CMA* | *4%* | *96%* | *100%* |
| Criticized[1] | $468 | $1,652 | $2,120 |
| Ratio | 25.3% | 3.5% | 4.3% |
| *Q/Q change* | *$(40)* | *$(71)* | *$(111)* |
| Nonaccrual | $102 | $224 | $326 |
| Ratio | 5.5% | 0.5% | 0.7% |
| *Q/Q change* | *$(6)* | *$(70)* | *$(76)* |
| Net charge-offs[2] | - | 28 | 28 |
| Ratio[3] | - | 0.23% | 0.23% |
| *Q/Q change* | *$(1)* | *$13* | *$12* |
| Allowance[4]/NPLs | | | 209% |
| Allowance[4]/LTM NCOs | | | 8.0x |

3/31/18 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs • [3]Net credit-related charge-offs (annualized) to average loans • [4]Allowance for loan losses

Comerica Bank

# Funding & Maturity Profile

### Multiple Funding Sources

- Wholesale debt markets
- Federal Home Loan Bank of Dallas
  - $3.8B outstanding
  - $4.4B remaining borrowing capacity
- Brokered deposits
- Fed funds/Repo markets

### Debt Profile by Maturity[1]

*($ in millions)*



Subordinated Notes
Senior Notes
FHLB Advance
350
675
350
3,200
1,000
2019
2020
2025
2026
2028

### Funding Profile At March 31, 2018

*($ in billions)*



Interest-Bearing Deposits $26.7 37%
Noninterest-Bearing Deposits $31.0 44%
Equity $8.0 11%
Wholesale Debt $5.6 8%

3/31/18 • [1]Face value at maturity

Comerica Bank

# Active Capital Management

## Continue to return excess capital to shareholders

**2017 CCAR Capital Plan** (3Q17-2Q18)

- Equity repurchases up to $605MM[1]
  - Completed $436MM thru 3/31
- Increased dividend effective October 2017 & July 2018

**2018 CCAR Capital Plan Announcement expected in late June**



Book Value Per Share
$39.22
$41.35
$43.03
$44.47
$46.07
$46.38
2013
2014
2015
2016
2017
1Q18



Shareholder Payout
($ in millions)
Dividends
Equity Repurchases[1]
413
126
287
392
143
249
390
148
242
457
154
303
724
193
531
2013
2014
2015
2016
2017



Dividends Per Share
$0.68
$0.79
$0.83
$0.89
$1.09
$1.36
2013
2014
2015
2016
2017
2Q18 Annualized[2]

[1]Equity repurchased under equity repurchase program • [2]Based on 2Q18 dividend declared of $0.34/share payable 7/1/18

# Top Tier Returns



Return on Assets[1]
1Q18
(In percentage points)
0.95
1.22
1.24
1.27
1.27
1.28
1.32
1.36
1.45
1.45
1.62
2.02
FHN
MTB
KEY
BOKF
HBAN
STI
RF
CFR
BBT
ZION
CMA
FITB



Return on Equity[1]
1Q18
(In percentage points)
8.79
9.15
10.75
11.23
11.43
11.82
12.39
13.00
13.30
13.62
14.37
18.60
FHN
MTB
RF
STI
BBT
KEY
BOKF
HBAN
ZION
CFR
CMA
FITB

3/31/18 • [1]Source: 1Q18 press releases or financial supplements

## CMA Stock Price Best Performance Among Peer Banks

Outperformed S&P 500 index & KBW Bank index in 2017



Highest 1 Year Appreciation[1]
(December 31, 2016 – December 31, 2017)
27%
20%
18%
18%
12%
11%
10%
10%
9%
7%
6%
0%
CMA
RF
ZION
STI
FITB
BOKF
KEY
HBAN
MTB
CFR
BBT
FHN
S&P 500 19%
KBW Bank 16%
Peer Bank 11%
Highest 3 Year Total Return[2]
(12/31/17)
95%
58%
CMA
Peer Average
Highest 5 Year Total Return[2]
(12/31/17)
212%
129%
CMA
Peer Average
YTD Stock Price vs. Peers[1]
(5/15/18)
13%
10%
CMA
Peer Average

[1]Source: S&P Global Market Intelligence • [2]Source: Bloomberg

Comerica Bank

## Adoption of Accounting Standards[1]

Reclassifications due to change in revenue recognition and pension accounting

| Revenue Recognition (Prospective[2]) | | Prior Qtrs Not Restated | | | |
|---|---|---|---|---|---|
| | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 |
| **Noninterest income** | | | | | |
| Card fees | (34) | (33) | (29) | (26) | (25) |
| Deposit service charges | (1) | (1) | (1) | (2) | (1) |
| **Noninterest expenses** | | | | | |
| Outside processing fees | (35) | (34) | (30) | (28) | (26) |

**Certain revenue items reported net of related costs**

- Adoption of new accounting standard for revenue recognition resulted in change in presentation which records certain costs in same category as associated revenues
- Improves efficiency ratio
- No impact to bottom line
- Net presentation started 1Q18[2]

| Pension Accounting (Retrospective) | | All Qtrs Restated | | | |
|---|---|---|---|---|---|
| | 1Q18 | 4Q17 | 3Q17 | 2Q17 | 1Q17 |
| **Noninterest expenses** | | | | | |
| Salaries & benefits | 13 | 13 | 12 | 12 | 12 |
| Other noninterest expenses | (13) | (13) | (12) | (12) | (12) |

**Certain components of pension benefit reported in other expenses**

- Adoption of a new accounting standard for pension costs pertaining to actuarial estimates, other than employee service costs, resulted in reclassification
- Total annual pension costs unchanged at $19MM credit per annum
- No impact to bottom line
- Retrospective application to prior quarters

[1]Effective 1/1/18, adopted new revenue recognition standard & pension accounting standard (see 10-K) • [2]Effective 1/18, adopted modified retrospective approach. Prior quarter impacts in chart presented for comparability purposes.

Comerica Bank

## Reconciliation of Non-GAAP Financial Measures

| (dollar amounts in millions, except per share data) | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| **Adjusted Earnings per Common Share:** | | | |
| Net income available to common shareholders | $279 | $112 | $200 |
| Restructuring charges, net of tax | 12 | 8 | 7 |
| Deferred tax adjustment | (3) | 107 | — |
| One-time employee bonus, net of tax | — | 3 | — |
| Tax benefits from employee stock transactions | (19) | (4) | (24) |
| Adjusted net income available to common shareholders | $269 | $226 | $183 |
| Diluted average common shares (in millions) | 175 | 176 | 180 |
| Reported diluted earnings per common share | $1.59 | $0.63 | $1.11 |
| Adjusted diluted earnings per common share | 1.54 | 1.28 | 1.02 |
| **Adjusted Noninterest Income, Noninterest Expenses and Efficiency Ratio:** | | | |
| Noninterest income | $244 | $285 | $271 |
| Proforma effect of adopting new accounting standard | — | (34) | (26) |
| Adjusted noninterest income | $244 | $251 | $245 |
| Noninterest Expenses | $446 | $483 | $457 |
| Proforma effect of adopting new accounting standard | — | (34) | (26) |
| Restructuring charges | (16) | (13) | (11) |
| One-time employee bonus | — | (5) | — |
| Adjusted noninterest expenses | $430 | $431 | $420 |
| Net interest income | $549 | $545 | $470 |
| Efficiency ratio: | | | |
| Reported | 56.33% | 58.14% | 61.71% |
| Adjusted | 54.32 | 54.23 | 58.79 |

| (dollar amounts in millions, except per share data) | 1Q18 | 4Q17 | 1Q17 |
|---|---|---|---|
| **Adjusted Net Income, ROA and ROE:** | | | |
| Net income | $281 | $112 | $202 |
| Restructuring charges, net of tax | 12 | 8 | 7 |
| Deferred tax adjustment | (3) | 107 | — |
| One-time employee bonus, net of tax | — | 3 | — |
| Tax benefits from employee stock transactions | (19) | (4) | (24) |
| Adjusted net income | $271 | $226 | $185 |
| **Average assets** | $70,326 | $71,398 | $71,819 |
| Reported ROA | 1.62% | 0.62% | 1.14% |
| Adjusted ROA | 1.56 | 1.26 | 1.05 |
| **Average common shareholder's equity** | $7,927 | $7,987 | $7,865 |
| Reported ROE | 14.37% | 5.58% | 10.42% |
| Adjusted ROE | 13.85 | 11.24 | 9.56 |

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes the adjusted data shown above provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Comerica Bank®

Comerica Bank®

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